CODE OF ETHICS

Effective Date	Last Revision Date	Process Owner	Approval
June 2005	October 2017	Christian Hayes, Compliance Analyst	Heidi Kaiser, Chief Compliance Officer

Overview

Campbell & Company and Campbell & Company Investment Adviser LLC (collectively “Campbell”) seek to foster and maintain a reputation for integrity and professionalism. That reputation is a vital business asset and must be protected. As a result, any activity that (1) gives rise to or appears to give rise to any breach of fiduciary duty we owe to a Client; (2) creates even the suspicion of misuse of material, non-public information by you or Campbell; or (3) creates any actual or potential conflict of interest or even the appearance of a conflict of interest between our Client and you or Campbell, must be avoided. We have adopted this Code of Ethics in compliance with applicable laws and to help guide your conduct, avoid or mitigate conflicts of interest and comply with the law. The Code of Ethics establishes specific requirements related to your use of insider information, personal investing and giving and receiving of gifts and entertainment.

The Code of Ethics is administered by the Chief Compliance Officer; any questions regarding the Code of Ethics should be directed to the Compliance Department. You are required to comply with the Code of Ethics and to acknowledge upon hire and annually thereafter that you have read, understand and agree to comply with this Code and its policies. Protegent PTA is the application used to monitor Code of Ethics and other compliance requirements. You will receive a login to Protegent PTA upon the start of your employment.

All Employees are required to report violations of this Code and its policies to the Chief Compliance Officer, promptly after learning of such violations.

Failure to comply with the rules and requirements set forth in the Code of Ethics constitutes a breach of an Employee’s obligation to conduct himself/herself in accordance with Campbell’s Policies and Procedures, and in certain cases may result in a violation of the law. Appropriate remedial action by Campbell many include censure, fine, restriction on activities, or suspension or termination of employment.

Employees may report Code of Ethics violations or any other illegal activity anonymously through Protegent PTA by selecting Incident Report.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

The Code of Ethics is organized into the following sections:

Standards of Conduct

Campbell expects all employees to maintain a high standard of integrity and professionalism. We believe such standards are important to our success as an investment manager and also promote a pleasant and satisfying work environment for others. The following set of principles frame the professional and ethical conduct that Campbell expects from all of you, its employees:

●	Act with integrity, competence, diligence, respect, and in an ethical manner with the public, Clients, prospective Clients, employers, employees, colleagues in the investment profession and other participants in the global financial markets;

●	Place the integrity of the investment profession, the interests of Clients and the interests of Campbell above your own personal interests;

●	Adhere to the fundamental standard that you should not take inappropriate advantage of your position;

●	Use reasonable care and exercise independent professional judgment when conducting investment analysis, making investment recommendations, taking investment actions and engaging in other professional activities;

●	Practice and encourage others to practice in a professional and ethical manner that will reflect credit on himself or herself and the profession;

●	Promote the integrity of, and uphold the rules governing, global financial markets;

●	Maintain and improve your professional competence and strive to maintain and improve the competence of other professionals;

●	Comply with applicable provisions of the federal securities laws and Campbell’s business policies, Compliance Manual and IT Policies, including but not limited to Employee Responsibilities outlined therein.

●	Maintain the confidentiality of all non-public information regarding Campbell’s business methods, operations and financial status;

●	Engage in conduct that promotes a cooperative, team oriented environment with respect and harmonious working relationships;

●	Respect property owned by the Company, other employees, vendors, and/or clients; and

●	Report any fraud or other conduct that violates Campbell’s policies.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Conflicts of Interest

Campbell must eliminate or make full and fair disclosure of all material conflicts of interest that arise in connection with performing our business. We must disclose all matters that could reasonably be expected to impair our independence and objectivity or interfere with the duties we owe our Clients. At times, we may be required to obtain consent of a Client in order to engage in a practice that poses a potential conflict.

A conflict of interest, generally, is a scenario where a person or firm has an incentive to serve one interest at the expense of another interest or obligation. This might mean serving the interest of the firm over that of a client, or serving the interest of one client over another client’s, or an employee or group of employees serving their own interests over those of Campbell or our clients. While violations of the law could certainly be a conflict, so to could something that, while not technically illegal, could affect Campbell’s reputation. A conflict exists if Campbell’s interests or your personal interests interferes with or impairs our ability to perform our duties in the best interests of our Clients.

Because conflicts may be apparent to any employee, you each have a role in recognizing new potential conflicts and elevating them by promptly reporting the situation to the Chief Compliance Officer. As our business evolves and changes, new conflicts can arise rapidly. It is best to err on the side of caution and report potential conflicts. The CCO will determine if a conflict exists, whether it material, whether it has been accurately and fully disclosed and whether Client consent is required under the circumstances. Examples of conflicts of interest include, but are not limited to, the following:

●	An employee uses Campbell property or equipment or their position at Campbell to pursue personal interests or the interests of another organization;

●	An employee accepts a personal gift or benefit that arises out of employment with Campbell, other than those in compliance with our Gifts and Entertainment guidelines;

●	Giving preferential treatment to one client over another, due to financial incentives or personal relationships;

●	Portfolio management activities that involve taking additional risks to generate higher fees;

●	An action taken by Campbell that benefits its proprietary funds or accounts over that of its Clients;

●	Any behavior that may create regulatory or reputational risks for the business;

●	Personal relationships and outside activities that could reasonably present a material conflict of interest, given your role with Campbell;

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

●	Receiving Client referrals from brokerage firms and then using those firms to execute our clients’ trades;

●	You, or an immediate family member, serving as an employee, officer or director of (or otherwise has a substantial interest in or business relationship with) a Client, a competitor of Campbell or a service provider or vendor;

●	An employee who has a financial, family or personal relationship with a Vendor and approves the use of the Vendor or negotiates the terms of the agreement with the Vendor;

●	Providing investment advice or portfolio management services for compensation to any person, other than a Campbell Client; and

●	Recommending or directing any transaction for a Client if you have a personal interest in that security or market.

Statement on Insider Trading

Campbell prohibits conduct that may be deemed insider trading. Federal securities laws prohibit illegal insider trading, which is the trading of securities by individuals with access to material, non-public information. Information is “material” when there is a substantial likelihood that a reasonable investor would consider the information important in making investment decisions. Information is “non-public” until it has been disseminated broadly to investors throughout the marketplace. Information is “public” after it has become available to the general public through a public filing with the SEC or some other general circulation publication such as Bloomberg, and only after sufficient time has passed to allow for the information to be disseminated widely.

Insider Information affects Employees in two ways -

1.	Campbell has material, non-public information that must be protected. Employees are prohibited from disclosing to anyone information about the positions we are trading and you may not trade in your personal accounts based on this knowledge.

2.	Employees could receive material, non-public information about a publicly-traded company. You should not discuss or pass along that information, and you should avoid trading in your personal account or developing models that trade those positions.

The law of insider trading is complex; therefore, an Employee may legitimately be uncertain concerning the application of insider trading laws to a particular circumstance. Insider trading may expose an Employee or Campbell to stringent penalties; criminal sanctions may include, but are not limited to, a fine of up to $1,000,000 and/or ten years’ imprisonment. Furthermore, the SEC may recover the profits gained or losses avoided through insider trading, obtain a penalty of

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

up to three (3) times the illicit windfall, and/or issue an order permanently barring a person from the securities industry. Investors may also sue seeking to recover damages for insider trading violations. Regardless of whether a federal inquiry would occur, Campbell views seriously any violation of this policy. Any such violation constitutes grounds for disciplinary sanctions, including, but not limited to, dismissal.

An Employee must notify the Chief Compliance Officer immediately if he or she has reason to believe a violation of this policy has occurred or is about to occur. If you believe you have access to material, non-public information, you should:

●	Immediately alert Campbell’s Chief Compliance Officer;

●	Refrain from trading the security on your behalf or for others (including Campbell); and

●	Refrain from communicating the information to anyone, whether within or external to Campbell, with the exception of the Chief Compliance Officer.

Employee Personal Trading Policy

●	Employee Personal Trading Policy

●	Overview

●	Policy and Procedures

●	Frontrunning Client Orders is Prohibited

●	Trading Futures Interests is Prohibited

●	30 Day Holding Period

●	Trades Must be Precleared Prior to Execution

●	Personal Trading Must be Conducted through a Campbell Approved Broker

●	Preclearance Procedures

●	Transactions Subject to Preclearance

●	Procedures for Preclearance

●	Reporting Procedures

●	Initial Holdings Report

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

●	Quarterly Reports

●	Annual Reports

●	Review of Reports

Overview

As employees of a financial services firm, Employees must take steps to avoid conflicts of interest that may arise when trading in the same securities as Campbell. Employees are required to conduct themselves and their personal financial transactions in a manner that complies with all applicable securities laws and the fiduciary duty Campbell owes its clients.

The policies and procedures described below were designed to help Employees avoid potential conflicts of interest.

Policy and Procedures

Frontrunning Client Orders is Prohibited

Employees may not knowingly engage in a transaction in a Security that is also the subject of a transaction by or on behalf of a Client, if the Employee’s transaction would disadvantage or appear to disadvantage the Client or if the Employee would profit from or appear to profit from the knowledge that a Client is also conducting a transaction in the same security. In other words, if you are aware of Campbell’s pending orders, you must refrain from trading those securities in your own personal account. Otherwise, it could appear that you were trying to benefit from that knowledge. For example, if Campbell has a large order pending that it could affect the price of a stock and prior to Campbell executing its order you purchase that security for your own account, it could appear that you were trying to benefit from a price movement that could occur when Campbell executes its order. In order to protect Campbell and yourself from potentially frontrunning an order the Code of Ethics requires that you receive permission before engaging in certain Securities transactions. This is called Preclearance. All employees are required to pre-clear Securities transactions in Protegent PTA. Preclearance is discussed in further detail, below.

Trading Futures Interests is Prohibited

All Campbell Employees are prohibited from trading Futures Interests. Campbell may take large positions in futures interest transactions (such as futures and forward contracts on commodities, interest rates, stock indices, or foreign exchange) and therefore Employee trading in these instruments poses a high risk to Campbell. Unless you receive an exception from the Chief Compliance Officer in writing, Employees may not engage in the trading of Futures Interests. If an exception is granted, Preclearance and reporting procedures will be established on a case-by-case basis. Such Preclearance and reporting procedures may be substantively identical to or materially different from those governing the trading of Securities by Employees. The Chief Compliance Officer reserves the right to refuse any transaction that appears to violate the Code and/or for which appropriate Preclearance and reporting procedures cannot be identified.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Notwithstanding the provisions above, purchases of commodity or futures interests through exchange-traded products (ETPs) are permitted, and are subject to the 30 day holding period outlined below.

30 Day Holding Period

Exchange Traded Products must be held for at least 30 days from the date of purchase.

Trades Must be Precleared Prior to Execution

Prior to executing a transaction, employees must receive approval to enter the trade. Preclearance of trades is required for Securities, Exchange Traded Products, virtual currencies, IPOs, tender offers and Private Placements. Exempt Transactions, such as transactions for Excluded Securities or non-discretionary transactions executed in a managed account or trust account, do not have to be approved prior to execution. See Preclearance Procedures below for instructions on how to preclear transactions.

Preclearance and disclosure are not required for the purchase and sale of Physical Commodities so long as the Employee takes delivery of the commodity and the assets are not held in a custody account on behalf of the Employee. Conversely, disclosure and preclearance requirements do apply if the Employee does not take physical delivery.

Personal Trading Must be Conducted through a Campbell Approved Broker

Employees must hold their accounts and transact their personal trading at Approved Brokers, unless they receive a written exception from the Chief Compliance Officer. Employees may not engage, or permit any other person or entity to engage, in any transaction (other than Exempt Transactions) of which the Employee has, or by reason of the transaction will acquire, Beneficial Ownership, except through a Campbell Approved Broker. Notwithstanding the foregoing and pending approval from the Compliance Department, Employees are permitted to hold the following account types with non-approved brokers: .

●	Mutual Fund Only accounts

●	Non-discretionary investment accounts (i.e. Managed Accounts and Trust Accounts)

●	529 College Savings Plans

●	Employee Stock Purchase Plan (ESPP), and 401k retirement accounts established on behalf of the Employee by prior employers.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

All Securities transactions executed within these accounts, which are not Exempt Transactions, are subject to preclearance, disclosure, and reporting requirements in Protegent PTA as outlined in this policy. Additional periodic disclosures may be required in the form of providing the Compliance Department with a current statement showing holdings and transactions within the account.

If an employee would like to trade Physical Commodities through a custodian firm, the Employee must receive an exception in writing from the Chief Compliance Officer. In addition, Compliance will determine what procedures are required to monitor the transactions, including but not limited to requiring receipt of copies of the account statements.

Preclearance Procedures

The following procedures shall govern all transactions in which an Employee has or seeks to obtain any Beneficial Ownership.

Transactions Subject to Preclearance

As described herein, certain Employee transactions (other than Exempt Transactions) are subject to preclearance and subsequent review by the Chief Compliance Officer or his or her designee. A transaction for an Employee Account may be disapproved if it is determined by the Chief Compliance Officer that the Employee is unfairly benefiting from, or that the transaction is in conflict with or appears to be in conflict with, any “Client Transaction,” any of the above trading restrictions, or this Code and its policies. Client Transactions include transactions for any Client or any other account managed or advised by Campbell & Company.

The determination that an Employee may unfairly benefit from or that an Employee transaction may conflict with or appear to conflict with a Client Transaction will be subjective and individualized, and may include questions about timely and adequate dissemination of information, availability of bids and offers, and other factors deemed pertinent to the transaction or series of transactions in question. It is possible that a disapproval of a transaction could be costly to an Employee or an Employee’s family; therefore, each Employee should take great care to adhere to Campbell’s trading restrictions and avoid conflicts or the appearance of conflicts.

Procedures for Preclearance

Preclearance procedures apply to all Employees and include: a) all accounts in the name of the employee or the employee’s immediate family member living in the same household; and b) all accounts in which the employee has a beneficial ownership interest and over which the employee exercises day-to-day trading authority.

1.	After opening an account at one of Campbell’s Approved Brokers, the Employee will add that account to the Protegent PTA system and will inform the Compliance Department of the account details. Alternatively, the employee may provide Compliance with the account details and Compliance may add to Protegent on the Employee’s behalf.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

2.	Once an account is added to the PTA system, the Employee must use the PTA system to preclear transactions (other than Exempt Transactions). Only after Preclearance is granted by the system may the Employee engage in the transaction. Please see here for procedures on how to preclear trades in Protegent PTA.

3.	Market order approvals are valid until close of business on the day the approval has been granted. Accordingly, an order must be entered by the close of business on the same day. Any material change to that order requires a new Preclearance through the PTA system.

4.	Limit order approvals are valid for a period of 30 days after approval has been granted in the PTA system. Limit orders to liquidate or cover a position may only be entered into the PTA system after the mandatory 30 day holding period. A limit price must be specified in the preclearance request details.

All other Employee transactions in Securities (e.g., initial public offerings or participation in privately-negotiated transactions) must be cleared in writing by the Chief Compliance Officer prior to the Employee entering into the transaction. You may email your request to the Chief Compliance Officer.

Reporting Procedures

Each Employee must provide to Campbell periodic written reports about his or her holdings, transactions and accounts (and the holdings, transactions and accounts of other persons if he or she has a Beneficial Ownership interest in such holdings, transactions and accounts). The nature and content of these reports are generally controlled and governed by certain requirements promulgated by the Securities and Exchange Commission. The reports are intended to identify conflicts of interest that could arise when an Employee invests in a Security or holds an account(s) that permits such investments, and to promote compliance with this Code. Campbell is sensitive to privacy concerns, and will employ its best efforts to ensure that any such reports are not disclosed to anyone unnecessarily.

Initial Holdings Report

Within ten (10) days after a new employee commences employment with Campbell, he or she must submit to Campbell a report (a form of which is attached hereto as Appendix II) based on information that is current as of a date not more than forty-five (45) days prior to the date of employment, that contains the following:

1.	The name/title and symbol, and the number of equity shares of (or the principal amount of debt represented by) each Security (excluding Excluded Securities) in which you had any direct or indirect Beneficial Ownership interest when you commenced employment with Campbell. You may provide this information by referring to attached copies of broker transaction confirmations or account statements that contain such information.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

2.	The name and address of any broker, dealer, bank or other institution (such as a general partner of a limited partnership or transfer agent of a company) that maintained any account in which any Securities were held for your direct or indirect Beneficial Ownership when you commenced employment with Campbell, and the account numbers and names of the persons for whom the accounts are held.

3.	The date as of which you submitted the report.

Quarterly Reports

Within thirty (30) days after the end of each calendar quarter, you must submit to Campbell the following reports through the Protegent PTA:

Certification: Broker Accounts

This report should include the name and address of any broker, dealer, bank or other institution (such as a general partner of a limited partnership or transfer agent of a company) that maintained any account in which any Securities were held during the quarter for your direct or indirect Beneficial Ownership, the account numbers and names of the persons for whom the accounts were held, and the date when each account was established.

Quarterly Certificate of Transactions

This report should include information with respect to any transactions during the quarter in a Security (excluding Exempt Transactions) in which you had any direct or indirect Beneficial Ownership interest, including if you engaged in any such transactions other than through a broker approved by Campbell:

●	The date of the transaction, the name/title and symbol, interest rate and maturity date (if applicable), and the number of equity shares of (or the principal amount of debt represented by) each Security involved;

●	The nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition);

●	The price at which the transaction in the security was effected;

●	The name of the broker, dealer, bank or other institution with or through which the transaction was effected.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Exempt Transactions, such as transactions in open ended mutual funds or a managed account, do not need to be disclosed in the Quarterly Certificate of Transactions, unless specifically requested to do so by Campbell. However, you must identify the existence of the account in which you engage in such transactions in your list of securities accounts.

Annual Reports

Annually, you must submit to Campbell the following information:

Annual Holdings Report

The report will be completed in Protegent PTA and requires: The name/title and symbol, and the number of equity shares of (or the principal amount of debt represented by) each Security (excluding Excluded Securities) in which you had any direct or indirect Beneficial Ownership interest as of a date not more than 45 days prior to the date the report is submitted.

Non-Discretionary Account Disclosure & Certification

On an annual basis, you must certify that you have disclosed all investment accounts over which you have no direct or indirect influence or control, and that you are, and will continue to be, uninvolved in the day-to-day trading activities for such accounts.

Managed Account Letter

For any account over which you do not exercise day-to-day trading authority, such as an account managed by a professional investment adviser, you must submit evidence, in the form of a certification signed by the manager, that you are not involved in the day-to-day trading decisions.

Trust Certification Letter

For any Trust Account of which you are the Beneficiary, and over which you have no direct or indirect influence or control and do not exercise day-to-day trading authority, you must submit evidence, in the form of a certification signed by the Trustee of the account, that you are not involved in the day-to-day trading decisions of the account.

On an as-requested basis, employees must furnish the Compliance Department with periodic statements reflecting the assets held within the following:

●	Any account for which the Employee has received prior approval from the Compliance department to be held at a non-approved broker

●	Any non-discretionary managed or trust account

The Compliance department will determine the timing and frequency of when these statements must be provided. All transactions executed within such accounts, which are not Exempted Transactions, are subject to preclearance requirements in Protegent PTA.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Review of Reports

The Compliance Department is responsible for administering the reports and will promptly review reports submitted by Employees, as well as each hard copy account statement received from any institution that maintains an account of an Employee. Please consult with the Chief Compliance Officer if you have any questions concerning the nature and content of Campbell’s reporting requirements.

Gifts & Entertainment

Overview

Campbell is built on a foundation of trust - the trust of our clients, regulators and the general public. Maintaining this trust is an obligation of every employee. The cornerstone of maintaining that trust is that we must always act in the best interests of our clients and never even appear to put our own interests ahead of those of our clients. We have full confidence in the integrity of our employees. However, by accepting or giving gifts, entertainment or other personal benefits in connection with our employment, we may raise questions about our impartiality and ethical values. At the same time, we believe that building strong relationships with our current and prospective brokers, trading partners, other service providers, and clients (collectively “Business Partners”) is prudent business, supporting our overall goal of delivering investment performance to our clients. We have adopted this Gifts and Entertainment Policy to ensure within reason that gifts and entertainment received or given by our employees do not interfere with the employee’s judgment and do not create the appearance of a conflict of interest.

In considering whether or not giving or accepting a gift or entertainment is appropriate, the following guidelines and questions should be considered:

●	Is it difficult to justify the reason for the gift or entertainment?

●	Would you be embarrassed if your supervisor, colleagues or clients knew of the gift or entertainment?

●	Could this gift in any way be interpreted as, or appear to be, inappropriate? What would you think if your manager or peers gave or accepted similar gifts or entertainment?

●	Are you compromising your personal ethics in any way by giving or accepting the gift or entertainment?

« When in doubt, seek approval.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Policy and Procedures

Giving and Receiving Gifts

●	No Solicitation Permitted - Employees may not solicit gifts or entertainment from Business Partners (for example, tickets to events or other entertainment) for either themselves or others.

●	$100 Limit - No employee may give or accept more than $100 of gifts in a calendar year from a single Business Partner without the approval of the Chief Compliance Officer (“CCO”). If you receive a gift that exceeds the limit, you must report it to the CCO who will make a determination whether or not it may be accepted or should be returned.

●	Promotional Items Not Considered Gifts - We recognize that the giving and receiving of promotional items (such as caps, shirts, umbrellas, etc. that bear a company’s logo) is an ordinary and usual practice, which has the legitimate business purpose of promoting that company’s brand name. As such, these promotional items are not considered “gifts” within the meaning of this gift policy and you are not required to track the giving or receipt of promotional items.

●	No Home Delivery of Gifts - All gifts from Business Partners must be delivered to Campbell’s office. No employee should make arrangements for any gift to be delivered to their home without first notifying his or her supervisor, even if the gift is appropriate.

●	No Cash Gifts - Cash gifts may not be accepted under any circumstances. If a cash gift is ever offered by a Business Partner it must be reported to the CCO immediately.

●	Gifts - Employees must disclose (in Protegent PTA) each gift given or received with an estimated market value of over $25, with the exception of promotional items as noted above. The record should note the date of the gift, the Business Partner (both the firm and the individual) who provided the gift, a description of the gift and the estimated value of the gift. Gifts with an estimated market value under $25 do not need to be reported. (See- Gifts & Entertainment Disclosure Procedures)

●	Sharing of Gifts - In appropriate circumstances, a supervisor, in consultation with the CCO, may decide that a gift sent to one of his or her reports may be accepted by Campbell and distributed to a group of employees. If a gift is distributed to a group of employees, the supervisor will complete the gift record. The record should note the date of the gift, the Business Partner (both the firm and the individual) who provided the gift, the names of the employees receiving the gift, a description of the gift and the estimated value of the gift. Gifts with an estimated market value under $25 do not need to be reported. (See below - “Keeping Track”). The value of a gift distributed to a group of employees will not count towards the annual $100 limit for the employees.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Giving and Receiving Business Entertainment

For purposes of this Policy, “business entertainment” is defined as an event or dinner hosted by or received by Campbell employees, where the Business Partner is in attendance and it is used to discuss business or the business relationship. If the Business Partner bears the expense, it is Business Entertainment “received” by Campbell and if Campbell bears the expense, it is Business Entertainment “given” by Campbell. The key for Business Entertainment is that the Business Partner must be in attendance. If the Business Partner is not in attendance, the entertainment is considered a gift and must comply with the requirements for Giving and Receiving Gifts, above.

Example. If a Business Partner invites Campbell employees to an Orioles game and attends the game with the employees, the event is considered “Business Entertainment.” If the Business Partner invites Campbell employees to an Orioles game, but at the last minute decides they will not attend, but gives the tickets to the Campbell employees, the tickets are considered a gift and must comply with the requirements of receiving gifts. Entertainment gifts are considered gifts under this policy and count toward the $100 limit that an employee may receive as gifts from a single source.

Giving and receiving business entertainment must be limited to reasonable amounts (in terms of overall frequency and value per event). What is reasonable will vary in different circumstances. However, a good guideline for frequency would be once per quarter for business dinners. With regard to value, that will vary with the location. It is understood, for example, that a dinner in New York will likely cost more than a comparable dinner in a less expensive city. However, if you have any questions regarding whether a given situation is reasonable, you should contact the CCO for guidance.

Any business entertainment event that includes travel and/or lodging must be pre-approved by the employee’s supervisor and the Chief Compliance Officer.

“Big Ticket” events such as major sporting events (for example, the Super Bowl, the Masters, etc.) must also receive pre-approval from the employee’s supervisor and the CCO. The event may be approved if the employee is accompanied by the Business Partner and demonstrates that attendance will foster a legitimate Campbell business purpose. Except as noted below, Business Entertainment received must be included in a gift and entertainment record and be reported, but does not need to be valued. The record should note the date, Business Partner (both the firm and the individual), and a detailed description of the entertainment provided. (See - Gifts & Entertainment Disclosure Procedures )

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Routine Business Entertainment

The following Business Entertainment is regarded as “routine” and does not require prior approval from the Compliance Department. However, Employees may be required to receive approval from their direct manager. The following items do not need to be disclosed as a Gift and Entertainment record in Protegent PTA:

●	Business breakfasts, lunches and dinners with employees of Business Partners.

●	Food received by a Campbell department or team for consumption during business hours (e.g., holiday gift baskets, etc.)

However, employees should exercise their judgment on the frequency and/or extravagance of both of these types of Business Entertainment and raise any questions they may have with the CCO.

Gifts and Entertainment Disclosure

Employees will disclose Gift and Entertainment details in Protegent PTA . Employees may complete a Gift and Entertainment Report by 1) Logging on to Protegent PTA ; 2) Clicking on the “Disclosures” tab on the top of the screen; and 3) Selecting the “Gift and Entertainment Report.” Compliance will periodically review these records. The record should include the date of the gift, the Business Partner’s name, the Business Partner’s firm name, the description of gift, and the estimated value of gift. For Business Entertainment, the record should include the date of the event, the Business Partner’s name, the Business Partner’s firm name, and a description of the Business Entertainment. If the item required preapproval or an exception by the CCO, the details of the approval or exception should be noted by the Employee.

As noted above, routine Business Entertainment and Promotional Items do not have to be recorded.

Administration of the Code of Ethics

Overview

The Compliance Department is responsible for the administering, monitoring and enforcing the Code of Ethics.

Retention of Records

The Compliance Department will maintain, for a period of five years, the records listed below. Such records will be maintained at Campbell’s principal place of business in an easily accessible, but secure, location.

1.	A list of all persons subject to this Code and its policies during the period in question.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

2.	The Annual Certificate of Compliance, signed by all persons subject to this Code and its policies, acknowledging that such persons have read, understand and agree to comply with this Code and its policies and recognizing that you are subject to this Code and its policies. The Annual Compliance Certificate will also affirm that such persons have complied with the requirements of this Code and its policies during the prior year, and have disclosed, reported or caused to be reported all holdings required hereunder and all transactions during the prior year in Securities and Futures Interests (other than Excluded Securities) of which such persons had or acquired Beneficial Ownership.

3.	A copy of each Code of Ethics, and any related policies, in effect at any time during the five-year period in question.

4.	A copy of each report filed pursuant to this Code and its policies, and a record of any known violations and actions taken as a result thereof during the period in question.

5.	A record of any decision, and the reasons supporting such decision, to approve the acquisition of Securities by Employees, for at least five years after the end of the fiscal year in which such approval is granted.

Quarterly Reports

The Chief Compliance Officer, or his or her delegate, will report quarterly to the management of Campbell and the Directors of any applicable Registered Investment Company as to whether there have been any material violations of this Code and its policies during the previous quarter, including describing each significant remedial action taken in response to a violation of this Code and its policies. A significant remedial action means any action that has a significant financial effect on the violator, including, but not limited to, disgorgement of profits, imposition of a substantial fine, demotion, suspension or termination.

Annual Reports

The Chief Compliance Officer, or his or her delegate, will report annually to the management of Campbell and the Directors of any applicable Registered Investment Company with regard to efforts to ensure compliance by Employees of Campbell with their fiduciary obligations to Clients. The annual report will, at a minimum, include the following:

1.	A description of any material violations of this Code and its policies and sanctions imposed in response to such material violations; and

2.	A certification that Campbell has adopted procedures reasonably necessary to prevent Employees from violating this Code and its policies.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Review of Code of Ethics

This Code and its policies shall from time to time be reviewed by the Chief Compliance Officer to ensure that it is meeting its objectives, is functioning fairly and effectively, and is not unduly burdensome to Campbell or to Employees. Employees are encouraged to contact the Chief Compliance Officer with any comments, questions or suggestions regarding the implementation or improvement of this Code and its policies.

Definitions

Approved Brokers. “Approved Brokers” refer to brokerage firms that Campbell has partnered with to hold Employee investment accounts. These firms have agreed to provide duplicate copies of confirmations and statements electronically to our monitoring application, Protegent PTA. A list of approved brokers can be found here.

Beneficial Ownership. One will be deemed to have “Beneficial Ownership” in a Security or of a Futures Interest if:

1.	one has a Pecuniary Interest in such Security or Futures Interest;

2.	one has voting power with respect to the Security, meaning the power to vote or direct the voting of such Security; or

3.	one has the power to dispose of, or direct the disposition of, such Security or Futures Interest.

If you have any questions about whether an interest in a Security or Futures Interest, or in an account, constitutes Beneficial Ownership, please contact the Compliance Department.

Beneficiary. Any individual eligible to receive distributions from a trust.

Chief Compliance Officer. The Chief Compliance Officer is Heidi L. Kaiser

Client. The term “Client” means any individual, investment entity or account advised or managed by Campbell, including, but not limited to, registered investment companies.

Futures Interest. The term “Futures Interest” means commodities, futures, forwards and options, whether traded on an organized exchange or otherwise, including, but not limited to, cash foreign exchange instruments.

Employee. The term “Employee” includes: (i) All individuals employed at Campbell (including all Advisory Persons), whether on a full-time or part-time basis, including interns (unless an exception is made by the CCO); and (ii) each member, director or officer of Campbell.

Exchange Traded Products. The term “Exchange Traded Products” or “ETPs” means exchange-traded funds or exchange-traded notes, which are traded on a securities exchange.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Excluded Securities. The term “Excluded Securities” means:

●	U.S. government securities

●	bankers’ acceptances

●	bank certificates of deposit

●	commercial paper

●	high-quality short-term debt instruments (defined as any instrument that has a maturity at issuance of less than 366 days and is rated in one or more of the two highest rating categories by a Nationally Registered Statistical Rating Organization), including, but not limited to, repurchase agreements, shares issued by money market funds

●	open ended mutual funds, or shares issued by open-end investment companies registered under the 1940 Act (other than registered investment companies advised by Campbell & Company or Campbell & Company Investment Adviser LLC).

●	Physical commodities for which the employee takes delivery, and which are not held in a custody account

Exempt Transactions. The following transactions are exempt from pre-clearance, 30 day holding periods and restrictions on Futures Interests:

1.	Purchases and sales of Excluded Securities.

2.	Any transaction in an account over which you do not exercise day-to-day trading authority, such as an account managed by a professional investment adviser.

3.	Transactions effected in automatic investment plans, dividend reinvestment plans or under an employer-sponsored, automatic payroll deduction, cash purchase plan.

4.	Transactions by exercise of rights issued to the holders of a class of Securities pro rata, to the extent they are issued with respect to Securities of which you have Beneficial Ownership.

5.	Acquisitions or dispositions of Securities as the result of a stock dividend, stock split, reverse stock split, merger, consolidation, spin-off or other similar corporate distribution or reorganization applicable to all holders of a class of Securities of which you have Beneficial Ownership.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

6.	Such other classes of transactions as may be exempted from time to time by the Chief Compliance Officer, based upon a determination that the transactions are unlikely to violate Rule 204A-1 under the Advisers Act or Rule 17j-1 under the 1940 Act. These transactions may still be subject to reporting.

7.	Such other specific transactions as may be exempted from time to time by the Chief Compliance Officer, on a case-by-case basis when it is determined that no abuse is involved. These transactions may still be subject to reporting.

Independent Director. The term “Independent Director” means a Director of the Trust who is not an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act.

Pecuniary Interest. One will be deemed to have a “Pecuniary Interest” in a Security or Futures Interest if one, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in such Security or Futures Interest. The term “Pecuniary Interest” is construed very broadly. The following examples illustrate this principle:

●	Ordinarily, one will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests owned by members of one’s immediate family[1] who live in the same household;

1 For purposes of this Manual, the term “immediate family” includes an Employee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

●	If one is a general partner of a general or limited partnership, one will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests owned by the partnership;

●	If one is a shareholder of a corporation or similar business entity, one will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests owned by such entity if one is a controlling shareholder of the entity, or has or shares investment control over the entity’s investment portfolio;

●	If one has the right to acquire Securities and/or Futures Interests through the exercise or conversion of a derivative security, one will be deemed to have a “Pecuniary Interest” in such Securities or Futures Interests, whether or not one’s right is presently exercisable;

●	One’s interest as a manager-member in the Securities and/or Futures Interests held by a limited liability company; and

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

●	Ordinarily, if one is a trustee or beneficiary of a trust where he or she, or members of one’s immediate family, has a vested interest in the principal or income of the trust, he or she will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests held by the Trust.

If you have any questions about whether an interest in a Security or Futures Interest, or in an account, constitutes a Pecuniary Interest”, please contact the Compliance Department.

Security. The term “Security” has the same meaning as it has in Section 2(a)(36) of the 1940 Act and Section 202(a)(18) of Advisers Act. The following are Securities:

Any note, stock, treasury stock, bond, exchange traded product (ETP), debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, exchange traded funds, exchange traded notes, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a security, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any security.

It should be noted that the term “Security” includes a right to acquire a security, as well as an interest in a collective investment vehicle (such as a limited partnership or limited liability company).

Trustee. An individual that holds or administers the assets of a trust for the benefit of a third party Beneficiary.

Appendices

Code of Ethics Appendices

APPENDIX I - ACKNOWLEDGMENT CERTIFICATION

●	PERSONAL INVESTMENT AND TRADING POLICY;
●	STATEMENT ON INSIDER TRADING; AND
●	CODE OF ETHICS

APPENDIX II - INSTRUCTIONS FOR COMPLETING INITIAL REPORT OF PERSONAL SECURITIES HOLDINGS

APPENDIX III - ANNUAL CERTIFICATION OF COMPLIANCE

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

MANAGED ACCOUNT LETTER

TRUST ACCOUNT LETTER

Standards of Conduct

Campbell expects all employees to maintain a high standard of integrity and professionalism. We believe such standards are important to our success as an investment manager and also promote a pleasant and satisfying work environment for others. The following set of principles frame the professional and ethical conduct that Campbell expects from all of you, its employees:

●	Act with integrity, competence, diligence, respect, and in an ethical manner with the public, Clients, prospective Clients, employers, employees, colleagues in the investment profession and other participants in the global financial markets;

●	Place the integrity of the investment profession, the interests of Clients and the interests of Campbell above your own personal interests;

●	Adhere to the fundamental standard that you should not take inappropriate advantage of your position;

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

●	Use reasonable care and exercise independent professional judgment when conducting investment analysis, making investment recommendations, taking investment actions and engaging in other professional activities;

●	Practice and encourage others to practice in a professional and ethical manner that will reflect credit on himself or herself and the profession;

●	Promote the integrity of, and uphold the rules governing, global financial markets;

●	Maintain and improve your professional competence and strive to maintain and improve the competence of other professionals;

●	Comply with applicable provisions of the federal securities laws and Campbell’s business policies, Compliance Manual and IT Policies, including but not limited to Employee Responsibilities outlined therein.

●	Maintain the confidentiality of all non-public information regarding Campbell’s business methods, operations and financial status;

●	Engage in conduct that promotes a cooperative, team oriented environment with respect and harmonious working relationships;

●	Respect property owned by the Company, other employees, vendors, and/or clients; and

●	Report any fraud or other conduct that violates Campbell’s policies.

Conflicts of Interest

Campbell must eliminate or make full and fair disclosure of all material conflicts of interest that arise in connection with performing our business. We must disclose all matters that could reasonably be expected to impair our independence and objectivity or interfere with the duties we owe our Clients. At times, we may be required to obtain consent of a Client in order to engage in a practice that poses a potential conflict.

A conflict of interest, generally, is a scenario where a person or firm has an incentive to serve one interest at the expense of another interest or obligation. This might mean serving the interest of the firm over that of a client, or serving the interest of one client over another client’s, or an employee or group of employees serving their own interests over those of Campbell or our clients. While violations of the law could certainly be a conflict, so to could something that, while not technically illegal, could affect Campbell’s reputation. A conflict exists if Campbell’s interests or your personal interests interferes with or impairs our ability to perform our duties in the best interests of our Clients.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Because conflicts may be apparent to any employee, you each have a role in recognizing new potential conflicts and elevating them by promptly reporting the situation to the Chief Compliance Officer. As our business evolves and changes, new conflicts can arise rapidly. It is best to err on the side of caution and report potential conflicts. The CCO will determine if a conflict exists, whether it material, whether it has been accurately and fully disclosed and whether Client consent is required under the circumstances. Examples of conflicts of interest include, but are not limited to, the following:

●	An employee uses Campbell property or equipment or their position at Campbell to pursue personal interests or the interests of another organization;

●	An employee accepts a personal gift or benefit that arises out of employment with Campbell, other than those in compliance with our Gift s and Entertainment guidelines;

●	Giving preferential treatment to one client over another, due to financial incentives or personal relationships;

●	Portfolio management activities that involve taking additional risks to generate higher fees;

●	An action taken by Campbell that benefits its proprietary funds or accounts over that of its Clients;

●	Any behavior that may create regulatory or reputational risks for the business;

●	Personal relationships and outside activities that could reasonably present a material conflict of interest, given your role with Campbell;

●	Receiving Client referrals from brokerage firms and then using those firms to execute our clients’ trades;

●	You, or an immediate family member, serving as an employee, officer or director of (or otherwise has a substantial interest in or business relationship with) a Client, a competitor of Campbell or a service provider or vendor;

●	An employee who has a financial, family or personal relationship with a Vendor and approves the use of the Vendor or negotiates the terms of the agreement with the Vendor;

●	Providing investment advice or portfolio management services for compensation to any person, other than a Campbell Client; and

●	Recommending or directing any transaction for a Client if you have a personal interest in that security or market.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Statement on Insider Trading

Campbell prohibits conduct that may be deemed insider trading. Federal securities laws prohibit illegal insider trading, which is the trading of securities by individuals with access to material, non-public information. Information is “material” when there is a substantial likelihood that a reasonable investor would consider the information important in making investment decisions. Information is “non-public” until it has been disseminated broadly to investors throughout the marketplace. Information is “public” after it has become available to the general public through a public filing with the SEC or some other general circulation publication such as Bloomberg, and only after sufficient time has passed to allow for the information to be disseminated widely.

Insider Information affects Employees in two ways-

1.	Campbell has material, non-public information that must be protected. Employees are prohibited from disclosing to anyone information about the positions we are trading and you may not trade in your personal accounts based on this knowledge.

2.	Employees could receive material, non-public information about a publicly-traded company. You should not discuss or pass along that information, and you should avoid trading in your personal account or developing models that trade those positions.

The law of insider trading is complex; therefore, an Employee may legitimately be uncertain concerning the application of insider trading laws to a particular circumstance. Insider trading may expose an Employee or Campbell to stringent penalties; criminal sanctions may include, but are not limited to, a fine of up to $1,000,000 and/or ten years’ imprisonment. Furthermore, the SEC may recover the profits gained or losses avoided through insider trading, obtain a penalty of up to three (3) times the illicit windfall, and/or issue an order permanently barring a person from the securities industry. Investors may also sue seeking to recover damages for insider trading violations. Regardless of whether a federal inquiry would occur, Campbell views seriously any violation of this policy. Any such violation constitutes grounds for disciplinary sanctions, including, but not limited to, dismissal.

An Employee must notify the Chief Compliance Officer immediately if he or she has reason to believe a violation of this policy has occurred or is about to occur. If you believe you have access to material, non-public information, you should:

●	Immediately alert Campbell’s Chief Compliance Officer;

●	Refrain from trading the security on your behalf or for others (including Campbell); and

●	Refrain from communicating the information to anyone, whether within or external to Campbell, with the exception of the Chief Compliance Officer.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Employee Personal Trading Policy

●	Employee Personal Trading Policy

●	Overview

●	Policy and Procedures

●	Frontrunning Client Orders is Prohibited

●	Trading Futures Interests is Prohibited

●	30 Day Holding Period

●	Trades Must be Precleared Prior to Execution

●	Personal Trading Must be Conducted through a Campbell Approved Broker

●	Preclearance Procedures

●	Transactions Subject to Preclearance

●	Procedures for Preclearance

●	Reporting Procedures

●	Initial Holdings Report

●	Quarterly Reports

●	Annual Reports

●	Review of Reports

Overview

As employees of a financial services firm, Employees must take steps to avoid conflicts of interest that may arise when trading in the same securities as Campbell. Employees are required to conduct themselves and their personal financial transactions in a manner that complies with all applicable securities laws and the fiduciary duty Campbell owes its clients. The policies and procedures described below were designed to help Employees avoid potential conflicts of interest.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Policy and Procedures

Frontrunning Client Orders is Prohibited

Employees may not knowingly engage in a transaction in a Security that is also the subject of a transaction by or on behalf of a Client, if the Employee’s transaction would disadvantage or appear to disadvantage the Client or if the Employee would profit from or appear to profit from the knowledge that a Client is also conducting a transaction in the same security. In other words, if you are aware of Campbell’s pending orders, you must refrain from trading those securities in your own personal account. Otherwise, it could appear that you were trying to benefit from that knowledge. For example, if Campbell has a large order pending that it could affect the price of a stock and prior to Campbell executing its order you purchase that security for your own account, it could appear that you were trying to benefit from a price movement that could occur when Campbell executes its order. In order to protect Campbell and yourself from potentially frontrunning an order the Code of Ethics requires that you receive permission before engaging in certain Securities transactions. This is called Preclearance. All employees are required to pre-clear Securities transactions in Protegent PTA. Preclearance is discussed in further detail, below.

Trading Futures Interests is Prohibited

All Campbell Employees are prohibited from trading Futures Interests. Campbell may take large positions in futures interest transactions (such as futures and forward contracts on commodities, interest rates, stock indices, or foreign exchange) and therefore Employee trading in these instruments poses a high risk to Campbell. Unless you receive an exception from the Chief Compliance Officer in writing, Employees may not engage in the trading of Futures Interests. If an exception is granted, Preclearance and reporting procedures will be established on a case-by-case basis. Such Preclearance and reporting procedures may be substantively identical to or materially different from those governing the trading of Securities by Employees. The Chief Compliance Officer reserves the right to refuse any transaction that appears to violate the Code and/or for which appropriate Preclearance and reporting procedures cannot be identified.

Notwithstanding the provisions above, purchases of commodity or futures interests through exchange-traded products (ETPs) are permitted, and are subject to the 30 day holding period outlined below.

30 Day Holding Period

Exchange Traded Products must be held for at least 30 days from the date of purchase.

Trades Must be Precleared Prior to Execution

Prior to executing a transaction, employees must receive approval to enter the trade. Preclearance of trades is required for Securities, Exchange Traded Products, virtual currencies, IPOs, tender offers and Private Placements. Exempt Transactions, such as transactions for Excluded Securities or non-discretionary transactions executed in a managed account or trust account, do not have to be approved prior to execution. See Preclearance Procedures below for instructions on how to preclear transactions.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Preclearance and disclosure are not required for the purchase and sale of Physical Commodities so long as the Employee takes delivery of the commodity and the assets are not held in a custody account on behalf of the Employee. Conversely, disclosure and preclearance requirements do apply if the Employee does not take physical delivery.

Personal Trading Must be Conducted through a Campbell Approved Broker

Employees must hold their accounts and transact their personal trading at Approved Brokers, unless they receive a written exception from the Chief Compliance Officer. Employees may not engage, or permit any other person or entity to engage, in any transaction (other than Exempt Transactions) of which the Employee has, or by reason of the transaction will acquire, Beneficial Ownership, except through a Campbell Approved Broker. Notwithstanding the foregoing and pending approval from the Compliance Department, Employees are permitted to hold the following account types with non-approved brokers: .

●	Mutual Fund Only accounts

●	Non-discretionary investment accounts (i.e. Managed Accounts and Trust Accounts)

●	529 College Savings Plans

●	Employee Stock Purchase Plan (ESPP), and 401k retirement accounts established on behalf of the Employee by prior employers.

All Securities transactions executed within these accounts, which are not Exempt Transactions, are subject to preclearance, disclosure, and reporting requirements in Protegent PTA as outlined in this policy. Additional periodic disclosures may be required in the form of providing the Compliance Department with a current statement showing holdings and transactions within the account.

If an employee would like to trade Physical Commodities through a custodian firm, the Employee must receive an exception in writing from the Chief Compliance Officer. In addition, Compliance will determine what procedures are required to monitor the transactions, including but not limited to requiring receipt of copies of the account statements.

Preclearance Procedures

The following procedures shall govern all transactions in which an Employee has or seeks to obtain any Beneficial Ownership.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Transactions Subject to Preclearance

As described herein, certain Employee transactions (other than Exempt Transactions) are subject to preclearance and subsequent review by the Chief Compliance Officer or his or her designee. A transaction for an Employee Account may be disapproved if it is determined by the Chief Compliance Officer that the Employee is unfairly benefiting from, or that the transaction is in conflict with or appears to be in conflict with, any “Client Transaction,” any of the above trading restrictions, or this Code and its policies. Client Transactions include transactions for any Client or any other account managed or advised by Campbell & Company.

The determination that an Employee may unfairly benefit from or that an Employee transaction may conflict with or appear to conflict with a Client Transaction will be subjective and individualized, and may include questions about timely and adequate dissemination of information, availability of bids and offers, and other factors deemed pertinent to the transaction or series of transactions in question. It is possible that a disapproval of a transaction could be costly to an Employee or an Employee’s family; therefore, each Employee should take great care to adhere to Campbell’s trading restrictions and avoid conflicts or the appearance of conflicts.

Procedures for Preclearance

Preclearance procedures apply to all Employees and include: a) all accounts in the name of the employee or the employee’s immediate family member living in the same household; and b) all accounts in which the employee has a beneficial ownership interest and over which the employee exercises day-to-day trading authority.

1.	After opening an account at one of Campbell’s Approved Brokers, the Employee will add that account to the Protegent PTA system and will inform the Compliance Department of the account details. Alternatively, the employee may provide Compliance with the account details and Compliance may add to Protegent on the Employee’s behalf.

2.	Once an account is added to the PTA system, the Employee must use the PTA system to preclear transactions (other than Exempt Transactions). Only after Preclearance is granted by the system may the Employee engage in the transaction. Please see here for procedures on how to preclear trades in Protegent PTA.

3.	Market order approvals are valid until close of business on the day the approval has been granted. Accordingly, an order must be entered by the close of business on the same day. Any material change to that order requires a new Preclearance through the PTA system.

4.	Limit order approvals are valid for a period of 30 days after approval has been granted in the PTA system. Limit orders to liquidate or cover a position may only be entered into the PTA system after the mandatory 30 day holding period. A limit price must be specified in the preclearance request details.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

All other Employee transactions in Securities (e.g., initial public offerings or participation in privately-negotiated transactions) must be cleared in writing by the Chief Compliance Officer prior to the Employee entering into the transaction. You may email your request to the Chief Compliance Officer.

Reporting Procedures

Each Employee must provide to Campbell periodic written reports about his or her holdings, transactions and accounts (and the holdings, transactions and accounts of other persons if he or she has a Beneficial Ownership interest in such holdings, transactions and accounts). The nature and content of these reports are generally controlled and governed by certain requirements promulgated by the Securities and Exchange Commission. The reports are intended to identify conflicts of interest that could arise when an Employee invests in a Security or holds an account(s) that permits such investments, and to promote compliance with this Code. Campbell is sensitive to privacy concerns, and will employ its best efforts to ensure that any such reports are not disclosed to anyone unnecessarily.

Initial Holdings Report

Within ten (10) days after a new employee commences employment with Campbell, he or she must submit to Campbell a report (a form of which is attached hereto as Appendix II) based on information that is current as of a date not more than forty-five (45) days prior to the date of employment, that contains the following:

1.	The name/title and symbol, and the number of equity shares of (or the principal amount of debt represented by) each Security (excluding Excluded Securities) in which you had any direct or indirect Beneficial Ownership interest when you commenced employment with Campbell. You may provide this information by referring to attached copies of broker transaction confirmations or account statements that contain such information.

2.	The name and address of any broker, dealer, bank or other institution (such as a general partner of a limited partnership or transfer agent of a company) that maintained any account in which any Securities were held for your direct or indirect Beneficial Ownership when you commenced employment with Campbell, and the account numbers and names of the persons for whom the accounts are held.

3.	The date as of which you submitted the report.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Quarterly Reports

Within thirty (30) days after the end of each calendar quarter, you must submit to Campbell the following reports through the Protegent PTA:

Certification: Broker Accounts

This report should include the name and address of any broker, dealer, bank or other institution (such as a general partner of a limited partnership or transfer agent of a company) that maintained any account in which any Securities were held during the quarter for your direct or indirect Beneficial Ownership, the account numbers and names of the persons for whom the accounts were held, and the date when each account was established.

Quarterly Certificate of Transactions

This report should include information with respect to any transactions during the quarter in a Security (excluding Exempt Transactions) in which you had any direct or indirect Beneficial Ownership interest, including if you engaged in any such transactions other than through a broker approved by Campbell:

●	The date of the transaction, the name/title and symbol, interest rate and maturity date (if applicable), and the number of equity shares of (or the principal amount of debt represented by) each Security involved;

●	The nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition);

●	The price at which the transaction in the security was effected;

●	The name of the broker, dealer, bank or other institution with or through which the transaction was effected.

Exempt Transactions, such as transactions in open ended mutual funds or a managed account, do not need to be disclosed in the Quarterly Certificate of Transactions, unless specifically requested to do so by Campbell. However, you must identify the existence of the account in which you engage in such transactions in your list of securities accounts.

Annual Reports

Annually, you must submit to Campbell the following information:

Annual Holdings Report

The report will be completed in Protegent PTA and requires: The name/title and symbol, and the number of equity shares of (or the principal amount of debt represented by) each Security (excluding Excluded Securities) in which you had any direct or indirect Beneficial Ownership interest as of a date not more than 45 days prior to the date the report is submitted.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Non-Discretionary Account Disclosure & Certification

On an annual basis, you must certify that you have disclosed all investment accounts over which you have no direct or indirect influence or control, and that you are, and will continue to be, uninvolved in the day-to-day trading activities for such accounts.

Managed Account Letter

For any account over which you do not exercise day-to-day trading authority, such as an account managed by a professional investment adviser, you must submit evidence, in the form of a certification signed by the manager, that you are not involved in the day-to-day trading decisions.

Trust Certification Letter

For any Trust Account of which you are the Beneficiary, and over which you have no direct or indirect influence or control and do not exercise day-to-day trading authority, you must submit evidence, in the form of a certification signed by the Trustee of the account, that you are not involved in the day-to-day trading decisions of the account.

On an as-requested basis, employees must furnish the Compliance Department with periodic statements reflecting the assets held within the following:

●	Any account for which the Employee has received prior approval from the Compliance department to be held at a non-approved broker

●	Any non-discretionary managed or trust account

The Compliance department will determine the timing and frequency of when these statements must be provided. All transactions executed within such accounts, which are not Exempted Transactions, are subject to preclearance requirements in Protegent PTA.

Review of Reports

The Compliance Department is responsible for administering the reports and will promptly review reports submitted by Employees, as well as each hard copy account statement received from any institution that maintains an account of an Employee. Please consult with the Chief Compliance Officer if you have any questions concerning the nature and content of Campbell’s reporting requirements.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Campbell Approved Brokers for Employee Personal Trading

The following are Campbell approved brokers for employee personal trading:

Broker	Contact Information	Offers for Campbell Employees

TD Ameritrade	www.tdameritrade.com 1-800-454-9272	Reduced commissions on equities and options trades $7.95 vs $9.99 per trades, a $2.04 discount

Charles Schwab	www.schwab.com 1-866-855-9102	Reduced commissions on equities and options trades $5.95 vs $6.95 per trades, a $1 discount

E*Trade	www.etrade.com 1-800-387-2331

Merril Lynch	No specific Campbell contact, apply at local office (have the broker contact us for 407 information)

Fidelity	www.fidelity.com 1-800-343-3548

UBS	No specific Campbell contact, apply at local office (have the broker contact us for 407 information)

Wells Fargo	No specific Campbell contact, apply at local office (we have a standing 407 letter on file)

Morgan Stanley Smith Barney	No specific Campbell contact, apply at local office (we have a standing 407 letter on file)

Interactive Brokers	www.interactivebrokers.com

optionsXpress	www.optionsxpress.com 1-888-280-8020 (we have a standing 407 letter on file)

T Rowe Price	www.troweprice.com 1-800-537-1936 (we have a standing 407 letter on file)

Vanguard	www.vanguard.com 1-877-992-8327 (have the broker contact us for 407 information)

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Broker	Contact Information	Offers for Campbell Employees
Scottrade	www.scottrade.com 1-800-619-7283 (we have a standing 407 letter on file)
USAA	www.usaa.com (we have a standing 407 letter on file)

Campbell Approved Broker Contact Information

Procedures for Protegent PTA Trade Preclearance

The following Procedures are intended as a functional guide for entering a trade preclearance request into Protegent PTA. Please ensure you are familiar with Campbell’s Code of Ethics and Employee Personal Trading Policy as they pertain to these guidelines and all other requirements and restrictions outlined therein.

Important Notes

●	Market order preclearances are valid until the close of business on the day the preclearance was submitted. After COB, the preclearance is no longer valid and you will have to re-enter a new preclearance the next day.

●	Limit order preclearances are valid for a period of 30 days from the day the preclearance was submitted.

●	It is not required that you proceed with submitting a trade to your broker if you have entered a preclearance.

●	All trade details entered into the preclearance request must match the details of the trade you intend to submit to your broker (i.e., broker, account, direction, market/limit, etc.). Any deviation will generate a trade violation upon execution of the trade with your broker. If any details change between the time you submit a preclearance request and ultimately decide to submit the trade to your broker for execution, you must enter another preclearance to reflect the amended trade details.

●	Noted exception to this rule: you may preclear a larger quantity of shares than you ultimately execute without generating a violation (e.g., you preclear 100 shares but execute a trade for 75 shares). The opposite is not true however (e.g. you preclear 50 shares but execute a trade for 75 shares), and the system will generate a violation unless another preclearance request is entered reflecting the new larger quantity.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Procedures

1.	Log into Protegent PTA

2.	Select “Enter Preclearance” from the top menu.

3.	Enter all relevant trade information into the form.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

4.	If you intend to enter a Limit Order, you will be prompted to enter a limit price

5.	Click submit. If your preclearance is approved, the system will provide you with an approval notification. In this case, you may subsequently proceed with submitting the trade to your broker for execution.

6.	If you receive notice that your preclearance is Denied, you are prohibited from submitting the order to your broker for execution.

If you have any questions regarding these procedures, Campbell’s Code of Ethics, or the Employee Personal Trading Policy, please contact the Compliance Department.

Gifts & Entertainment

Overview

Campbell is built on a foundation of trust - the trust of our clients, regulators and the general public. Maintaining this trust is an obligation of every employee. The cornerstone of maintaining that trust is that we must always act in the best interests of our clients and never even appear to put our own interests ahead of those of our clients. We have full confidence in the integrity of our employees. However, by accepting or giving gifts, entertainment or other personal benefits in connection with our employment, we may raise questions about our impartiality and ethical values. At the same time, we believe that building strong relationships with our current and prospective brokers, trading partners, other service providers, and clients (collectively “Business Partners”) is prudent business, supporting our overall goal of delivering investment performance to our clients. We have adopted this Gifts and Entertainment Policy to ensure within reason that gifts and entertainment received or given by our employees do not interfere with the employee’s judgment and do not create the appearance of a conflict of interest.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

In considering whether or not giving or accepting a gift or entertainment is appropriate, the following guidelines and questions should be considered:

●	Is it difficult to justify the reason for the gift or entertainment?

●	Would you be embarrassed if your supervisor, colleagues or clients knew of the gift or entertainment?

●	Could this gift in anyway be interpreted as, or appear to be, inappropriate? What would you think if your manager or peers gave or accepted similar gifts or entertainment?

●	Are you compromising your personal ethics in any way by giving or accepting the gift or entertainment?

« When in doubt, seek approval.

Policy and Procedures

Giving and Receiving Gifts

●	No Solicitation Permitted - Employees may not solicit gifts or entertainment from Business Partners (for example, tickets to events or other entertainment) for either themselves or others.

●	$100 Limit - No employee may give or accept more than $100 of gifts in a calendar year from a single Business Partner without the approval of the Chief Compliance Officer (“CCO”). If you receive a gift that exceeds the limit, you must report it to the CCO who will make a determination whether or not it may be accepted or should be returned.

●	Promotional Items Not Considered Gifts - We recognize that the giving and receiving of promotional items (such as caps, shirts, umbrellas, etc. that bear a company’s logo) is an ordinary and usual practice, which has the legitimate business purpose of promoting that company’s brand name. As such, these promotional items are not considered “gifts” within the meaning of this gift policy and you are not required to track the giving or receipt of promotional items.

●	No Home Delivery of Gifts - All gifts from Business Partners must be delivered to Campbell’s office. No employee should make arrangements for any gift to be delivered to their home without first notifying his or her supervisor, even if the gift is appropriate.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

●	No Cash Gifts - Cash gifts may not be accepted under any circumstances. If a cash gift is ever offered by a Business Partner it must be reported to the CCO immediately.

●	Gifts - Employees must disclose (in Protegent PTA) each gift given or received with an estimated market value of over $25, with the exception of promotional items as noted above. The record should note the date of the gift, the Business Partner (both the firm and the individual) who provided the gift, a description of the gift and the estimated value of the gift. Gifts with an estimated market value under $25 do not need to be reported. (See- Gifts & Entertainment Disclosure Procedures)

●	Sharing of Gifts - In appropriate circumstances, a supervisor, in consultation with the CCO, may decide that a gift sent to one of his or her reports may be accepted by Campbell and distributed to a group of employees. If a gift is distributed to a group of employees, the supervisor will complete the gift record. The record should note the date of the gift, the Business Partner (both the firm and the individual) who provided the gift, the names of the employees receiving the gift, a description of the gift and the estimated value of the gift. Gifts with an estimated market value under $25 do not need to be reported. (See below - “Keeping Track”). The value of a gift distributed to a group of employees will not count towards the annual $100 limit for the employees.

Giving and Receiving Business Entertainment

For purposes of this Policy, “business entertainment” is defined as an event or dinner hosted by or received by Campbell employees, where the Business Partner is in attendance and it is used to discuss business or the business relationship. If the Business Partner bears the expense, it is Business Entertainment “received” by Campbell and if Campbell bears the expense, it is Business Entertainment “given” by Campbell. The key for Business Entertainment is that the Business Partner must be in attendance. If the Business Partner is not in attendance, the entertainment is considered a gift and must comply with the requirements for Giving and Receiving Gifts, above.

Example. If a Business Partner invites Campbell employees to an Orioles game and attends the game with the employees, the event is considered “Business Entertainment.” If the Business Partner invites Campbell employees to an Orioles game, but at the last minute decides they will not attend, but gives the tickets to the Campbell employees, the tickets are considered a gift and must comply with the requirements of receiving gifts. Entertainment gifts are considered gifts under this policy and count toward the $100 limit that an employee may receive as gifts from a single source.

Giving and receiving business entertainment must be limited to reasonable amounts (in terms of overall frequency and value per event). What is reasonable will vary in different circumstances. However, a good guideline for frequency would be once per quarter for business dinners. With

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

regard to value, that will vary with the location. It is understood, for example, that a dinner in New York will likely cost more than a comparable dinner in a less expensive city. However, if you have any questions regarding whether a given situation is reasonable, you should contact the CCO for guidance.

Any business entertainment event that includes travel and/or lodging must be pre-approved by the employee’s supervisor and the Chief Compliance Officer.

“Big Ticket” events such as major sporting events (for example, the Super Bowl, the Masters, etc.) must also receive pre-approval from the employee’s supervisor and the CCO. The event may be approved if the employee is accompanied by the Business Partner and demonstrates that attendance will foster a legitimate Campbell business purpose. Except as noted below, Business Entertainment received must be included in a gift and entertainment record and be reported, but does not need to be valued. The record should note the date, Business Partner (both the firm and the individual), and a detailed description of the entertainment provided. (See - Gifts & Entertainment Disclosure Procedures)

Routine Business Entertainment

The following Business Entertainment is regarded as “routine” and does not require prior approval from the Compliance Department. However, Employees may be required to receive approval from their direct manager. The following items do not need to be disclosed as a Gift and Entertainment record in Protegent PTA:

●	Business breakfasts, lunches and dinners with employees of Business Partners.

●	Food received by a Campbell department or team for consumption during business hours (e.g., holiday gift baskets, etc.)

However, employees should exercise their judgment on the frequency and/or extravagance of both of these types of Business Entertainment and raise any questions they may have with the CCO.

Gifts and Entertainment Disclosure

Employees will disclose Gift and Entertainment details in Protegent PTA . Employees may complete a Gift and Entertainment Report by 1) Logging on to Protegent PTA ; 2) Clicking on the “Disclosures” tab on the top of the screen; and 3) Selecting the “Gift and Entertainment Report.” Compliance will periodically review these records. The record should include the date of the gift, the Business Partner’s name, the Business Partner’s firm name, the description of gift, and the estimated value of gift. For Business Entertainment, the record should include the date of the event, the Business Partner’s name, the Business Partner’s firm name, and a description of the Business Entertainment. If the item required preapproval or an exception by the CCO, the details of the approval or exception should be noted by the Employee.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

As noted above, routine Business Entertainment and Promotional Items do not have to be recorded.

Gifts & Entertainment Disclosure Procedures

Employees will disclose Gift and Entertainment details in Protegent PTA . Employees may complete a Gift and Entertainment Report as follows:

1.	Log onto Protegent PTA.

a.	If you experience problems logging in or have forgotten your password, contact the Compliance Department.

2.	From the Dashboard, select “Submit Disclosures” from the Attestations tab.

3.	Select “Gift and Entertainment Record” from the Disclosures Selection.

4.	The record should include the date of the gift, the Business Partner’s name, the Business Partner’s firm name, the description of gift, and the estimated value of gift. For Business Entertainment, the record should include the date of the event, the Business Partner’s name, the Business Partner’s firm name, and a description of the Business Entertainment. If the item required preapproval or an exception by the CCO, the details of the approval or exception should be noted by the Employee.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

5.	Click “Submit Disclosure”.

6.	Note: routine Business Entertainment and Promotional Items do not have to be recorded.

Administration of Code of Ethics

Overview

The Compliance Department is responsible for the administering, monitoring and enforcing the Code of Ethics.

Retention of Records

The Compliance Department will maintain, for a period of five years, the records listed below. Such records will be maintained at Campbell’s principal place of business in an easily accessible, but secure, location.

1.	A list of all persons subject to this Code and its policies during the period in question.

2.	The Annual Certificate of Compliance, signed by all persons subject to this Code and its policies, acknowledging that such persons have read, understand and agree to comply with this Code and its policies and recognizing that you are subject to this Code and its policies. The Annual Compliance Certificate will also affirm that such persons have complied with the requirements of this Code and its policies during the prior year, and have disclosed, reported or caused to be reported all holdings required hereunder and all transactions during the prior year in Securities and Futures Interests (other than Excluded Securities) of which such persons had or acquired Beneficial Ownership.

3.	A copy of each Code of Ethics, and any related policies, in effect at any time during the five-year period in question.

4.	A copy of each report filed pursuant to this Code and its policies, and a record of any known violations and actions taken as a result thereof during the period in question.

5.	A record of any decision, and the reasons supporting such decision, to approve the acquisition of Securities by Employees, for at least five years after the end of the fiscal year in which such approval is granted.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Quarterly Reports

The Chief Compliance Officer, or his or her delegate, will report quarterly to the management of Campbell and the Directors of any applicable Registered Investment Company as to whether there have been any material violations of this Code and its policies during the previous quarter, including describing each significant remedial action taken in response to a violation of this Code and its policies. A significant remedial action means any action that has a significant financial effect on the violator, including, but not limited to, disgorgement of profits, imposition of a substantial fine, demotion, suspension or termination.

Annual Reports

The Chief Compliance Officer, or his or her delegate, will report annually to the management of Campbell and the Directors of any applicable Registered Investment Company with regard to efforts to ensure compliance by Employees of Campbell with their fiduciary obligations to Clients. The annual report will, at a minimum, include the following:

1.	A description of any material violations of this Code and its policies and sanctions imposed in response to such material violations; and

2.	A certification that Campbell has adopted procedures reasonably necessary to prevent Employees from violating this Code and its policies.

Review of Code of Ethics

This Code and its policies shall from time to time be reviewed by the Chief Compliance Officer to ensure that it is meeting its objectives, is functioning fairly and effectively, and is not unduly burdensome to Campbell or to Employees. Employees are encouraged to contact the Chief Compliance Officer with any comments, questions or suggestions regarding the implementation or improvement of this Code and its policies.

Definitions

Approved Brokers. “Approved Brokers” refer to brokerage firms that Campbell has partnered with to hold Employee investment accounts. These firms have agreed to provide duplicate copies of confirmations and statements electronically to our monitoring application, Protegent PTA. A list of approved brokers can be found here.

Beneficial Ownership. One will be deemed to have “Beneficial Ownership” in a Security or of a Futures Interest if:

1.	one has a Pecuniary Interest in such Security or Futures Interest;

2.	one has voting power with respect to the Security, meaning the power to vote or direct the voting of such Security; or

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

3.	one has the power to dispose of, or direct the disposition of, such Security or Futures Interest.

If you have any questions about whether an interest in a Security or Futures Interest, or in an account, constitutes Beneficial Ownership, please contact the Compliance Department.

Beneficiary. Any individual eligible to receive distributions from a trust.

Chief Compliance Officer. The Chief Compliance Officer is Heidi L. Kaiser

Client. The term “Client” means any individual, investment entity or account advised or managed by Campbell, including, but not limited to, registered investment companies.

Futures Interest. The term “Futures Interest” means commodities, futures, forwards and options, whether traded on an organized exchange or otherwise, including, but not limited to, cash foreign exchange instruments.

Employee. The term “Employee” includes: (i) All individuals employed at Campbell (including all Advisory Persons), whether on a full-time or part-time basis, including interns (unless an exception is made by the CCO); and (ii) each member, director or officer of Campbell.

Exchange Traded Products. The term “Exchange Traded Products” or “ETPs” means exchange-traded funds or exchange-traded notes, which are traded on a securities exchange.

Excluded Securities. The term “Excluded Securities” means:

●	U.S. government securities

●	bankers’ acceptances

●	bank certificates of deposit

●	commercial paper

●	high-quality short-term debt instruments (defined as any instrument that has a maturity at issuance of less than 366 days and is rated in one or more of the two highest rating categories by a Nationally Registered Statistical Rating Organization), including, but not limited to, repurchase agreements, shares issued by money market funds

●	open ended mutual funds, or shares issued by open-end investment companies registered under the 1940 Act (other than registered investment companies advised by Campbell & Company or Campbell & Company Investment Adviser LLC).

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

●	Physical commodities for which the employee takes delivery, and which are not held in a custody account

Exempt Transactions. The following transactions are exempt from pre-clearance, 30 day holding periods and restrictions on Futures Interests:

1.	Purchases and sales of Excluded Securities.

2.	Any transaction in an account over which you do not exercise day-to-day trading authority, such as an account managed by a professional investment adviser.

3.	Transactions effected in automatic investment plans, dividend reinvestment plans or under an employer-sponsored, automatic payroll deduction, cash purchase plan.

4.	Transactions by exercise of rights issued to the holders of a class of Securities pro rata, to the extent they are issued with respect to Securities of which you have Beneficial Ownership.

5.	Acquisitions or dispositions of Securities as the result of a stock dividend, stock split, reverse stock split, merger, consolidation, spin-off or other similar corporate distribution or reorganization applicable to all holders of a class of Securities of which you have Beneficial Ownership.

6.	Such other classes of transactions as may be exempted from time to time by the Chief Compliance Officer, based upon a determination that the transactions are unlikely to violate Rule 204A-1 under the Advisers Act or Rule 17j-1 under the 1940 Act. These transactions may still be subject to reporting.

7.	Such other specific transactions as may be exempted from time to time by the Chief Compliance Officer, on a case-by-case basis when it is determined that no abuse is involved. These transactions may still be subject to reporting.

Independent Director. The term “Independent Director” means a Director of the Trust who is not an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act.

Pecuniary Interest. One will be deemed to have a “Pecuniary Interest” in a Security or Futures Interest if one, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in such Security or Futures Interest. The term “Pecuniary Interest” is construed very broadly. The following examples illustrate this principle:

●	Ordinarily, one will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests owned by members of one’s immediate family[1] who live in the same household;

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

1 For purposes of this Manual, the term “immediate family” includes an Employee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

●	If one is a general partner of a general or limited partnership, one will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests owned by the partnership;

●	If one is a shareholder of a corporation or similar business entity, one will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests owned by such entity if one is a controlling shareholder of the entity, or has or shares investment control over the entity’s investment portfolio;

●	If one has the right to acquire Securities and/or Futures Interests through the exercise or conversion of a derivative security, one will be deemed to have a “Pecuniary Interest” in such Securities or Futures Interests, whether or not one’s right is presently exercisable;

●	One’s interest as a manager-member in the Securities and/or Futures Interests held by a limited liability company; and

●	Ordinarily, if one is a trustee or beneficiary of a trust where he or she, or members of one’s immediate family, has a vested interest in the principal or income of the trust, he or she will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests held by the Trust.

If you have any questions about whether an interest in a Security or Futures Interest, or in an account, constitutes a Pecuniary Interest”, please contact the Compliance Department.

Security. The term “Security” has the same meaning as it has in Section 2(a)(36) of the 1940 Act and Section 202(a)(18) of Advisers Act. The following are Securities:

Any note, stock, treasury stock, bond, exchange traded product (ETP), debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, exchange traded funds, exchange traded notes, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a security, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any security.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

It should be noted that the term “Security” includes a right to acquire a security, as well as an interest in a collective investment vehicle (such as a limited partnership or limited liability company).

Trustee. An individual that holds or administers the assets of a trust for the benefit of a third party Beneficiary.

Code of Ethics Appendices

APPENDIX I - ACKNOWLEDGMENT CERTIFICATION

●	PERSONAL INVESTMENT AND TRADING POLICY;
●	STATEMENT ON INSIDER TRADING; AND
●	CODE OF ETHICS

APPENDIX II - INSTRUCTIONS FOR COMPLETING INITIAL REPORT OF PERSONAL SECURITIES HOLDINGS

APPENDIX III - ANNUAL CERTIFICATION OF COMPLIANCE

MANAGED ACCOUNT LETTER

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

TRUST ACCOUNT LETTER

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Appendix I

CAMPBELL & COMPANY, LP

CAMPBELL & COMPANY INVESTMENT ADVISER LLC

ACKNOWLEDGMENT CERTIFICATION

PERSONAL INVESTMENT AND TRADING POLICY STATEMENT ON INSIDER

TRADING

AND

CODE OF ETHICS

I hereby certify that I have read and understand Campbell’s Code of Ethics (the “COE”). Pursuant to the COE, I recognize that I must disclose or report all personal securities holdings and transactions required to be disclosed or reported thereunder and comply in all other respects with the requirements of the COE. I also agree to cooperate fully with any investigation or inquiry as to whether a possible violation of the foregoing COE has occurred.2 I understand that any failure to comply in all aspects with the foregoing and these policies and procedures may lead to immediate sanctions, including, but not limited to, dismissal.

Date

Signature

Print Name

2 The antifraud provisions of the United States securities laws reach insider trading or “tipping” activity worldwide which defrauds domestic securities markets. In addition, the Insider Trading and Securities Fraud Enforcement Act specifically authorizes the SEC to conduct investigations at the request of foreign governments, without regard to whether the conduct violates United States law.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Appendix II

Definitions

Approved Brokers. “Approved Brokers” refer to brokerage firms that Campbell has partnered with to hold Employee investment accounts. These firms have agreed to provide duplicate copies of confirmations and statements electronically to our monitoring application, Protegent PTA. A list of approved brokers can be found here.

Beneficial Ownership. One will be deemed to have “Beneficial Ownership” in a Security or of a Futures Interest if:

1.	one has a Pecuniary Interest in such Security or Futures Interest;

2.	one has voting power with respect to the Security, meaning the power to vote or direct the voting of such Security; or

3.	one has the power to dispose of, or direct the disposition of, such Security or Futures Interest.

If you have any questions about whether an interest in a Security or Futures Interest, or in an account, constitutes Beneficial Ownership, please contact the Compliance Department.

Beneficiary. Any individual eligible to receive distributions from a trust.

Chief Compliance Officer. The Chief Compliance Officer is Heidi L. Kaiser

Client. The term “Client” means any individual, investment entity or account advised or managed by Campbell, including, but not limited to, registered investment companies.

Futures Interest. The term “Futures Interest” means commodities, futures, forwards and options, whether traded on an organized exchange or otherwise, including, but not limited to, cash foreign exchange instruments.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Employee. The term “Employee” includes: (i) All individuals employed at Campbell (including all Advisory Persons), whether on a full-time or part-time basis, including interns (unless an exception is made by the CCO); and (ii) each member, director or officer of Campbell.

Exchange Traded Products. The term “Exchange Traded Products” or “ETPs” means exchange-traded funds or exchange-traded notes, which are traded on a securities exchange.

Excluded Securities. The term “Excluded Securities” means:

●	U.S. government securities

●	bankers’ acceptances

●	bank certificates of deposit

●	commercial paper

●	high-quality short-term debt instruments (defined as any instrument that has a maturity at issuance of less than 366 days and is rated in one or more of the two highest rating categories by a Nationally Registered Statistical Rating Organization), including, but not limited to, repurchase agreements, shares issued by money market funds

●	open ended mutual funds, or shares issued by open-end investment companies registered under the 1940 Act (other than registered investment companies advised by Campbell & Company or Campbell & Company Investment Adviser LLC).

●	Physical commodities for which the employee takes delivery, and which are not held in a custody account

Exempt Transactions. The following transactions are exempt from pre-clearance, 30 day holding periods and restrictions on Futures Interests:

1.	Purchases and sales of Excluded Securities.

2.	Any transaction in an account over which you do not exercise day-to-day trading authority, such as an account managed by a professional investment adviser.

3.	Transactions effected in automatic investment plans, dividend reinvestment plans or under an employer-sponsored, automatic payroll deduction, cash purchase plan.

4.	Transactions by exercise of rights issued to the holders of a class of Securities pro rata, to the extent they are issued with respect to Securities of which you have Beneficial Ownership.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

5.	Acquisitions or dispositions of Securities as the result of a stock dividend, stock split, reverse stock split, merger, consolidation, spin-off or other similar corporate distribution or reorganization applicable to all holders of a class of Securities of which you have Beneficial Ownership.

6.	Such other classes of transactions as may be exempted from time to time by the Chief Compliance Officer, based upon a determination that the transactions are unlikely to violate Rule 204A-1 under the Advisers Act or Rule 17j-1 under the 1940 Act. These transactions may still be subject to reporting.

7.	Such other specific transactions as may be exempted from time to time by the Chief Compliance Officer, on a case-by-case basis when it is determined that no abuse is involved. These transactions may still be subject to reporting.

Independent Director. The term “Independent Director” means a Director of the Trust who is not an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act.

Pecuniary Interest. One will be deemed to have a “Pecuniary Interest” in a Security or Futures Interest if one, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in such Security or Futures Interest. The term “Pecuniary Interest” is construed very broadly. The following examples illustrate this principle:

•	Ordinarily, one will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests owned by members of one’s immediate family [1] who live in the same household;

1 For purposes of this Manual, the term “immediate family” includes an Employee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

●	If one is a general partner of a general or limited partnership, one will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests owned by the partnership;

●	If one is a shareholder of a corporation or similar business entity, one will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests owned by such entity if one is a controlling shareholder of the entity, or has or shares investment control over the entity’s investment portfolio;

●	If one has the right to acquire Securities and/or Futures Interests through the exercise or conversion of a derivative security, one will be deemed to have a “Pecuniary Interest” in such Securities or Futures Interests, whether or not one’s right is presently exercisable;

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

●	One’s interest as a manager-member in the Securities and/or Futures Interests held by a limited liability company; and

●	Ordinarily, if one is a trustee or beneficiary of a trust where he or she, or members of one’s immediate family, has a vested interest in the principal or income of the trust, he or she will be deemed to have a “Pecuniary Interest” in all Securities and Futures Interests held by the Trust.

If you have any questions about whether an interest in a Security or Futures Interest, or in an account, constitutes a Pecuniary Interest”, please contact the Compliance Department.

Security. The term “Security” has the same meaning as it has in Section 2(a)(36) of the 1940 Act and Section 202(a)(18) of Advisers Act. The following are Securities:

Any note, stock, treasury stock, bond, exchange traded product (ETP), debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, exchange traded funds, exchange traded notes, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a security, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any security.

It should be noted that the term “Security” includes a right to acquire a security, as well as an interest in a collective investment vehicle (such as a limited partnership or limited liability company).

Trustee. An individual that holds or administers the assets of a trust for the benefit of a third party Beneficiary.

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.

Appendix III

CAMPBELL & COMPANY, LP

CAMPBELL & COMPANY INVESTMENT ADVISER LLC

ANNUAL CERTIFICATION OF COMPLIANCE

I hereby certify that I have read and understand Campbell’s Code of Ethics (the “COE”) and that I have complied with the requirements of the COE for the year ended December 31, . Pursuant to the COE, I have disclosed or reported all personal Securities and Futures Interests holdings and transactions required to be disclosed or reported thereunder, and complied in all other respects with the requirements of the COE. I also agree to cooperate fully with any investigation or inquiry as to whether a possible violation of the COE has occurred.

Date

Signature

Print Name

This document may contain trade secrets and similarly protected proprietary and confidential information about Campbell’s business (e.g. trade information, research plans and strategies, client information, financial records, etc.). Please refer to our Confidentiality Policy and the Communications with the Public Policy or contact your manager / CEO / HR Director / CCO with any questions.